SUPPLEMENT DATED JUNE 25, 2010 TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION OF
BB&T CAPITAL MANAGER EQUITY VIF, BB&T SELECT EQUITY VIF,
BB&T SPECIAL OPPORTUNITIES EQUITY VIF, AND BB&T TOTAL RETURN BOND VIF,
EACH DATED MAY 1, 2010
This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Prospectuses and Statement of Additional Information of BB&T Capital Manager Equity VIF, BB&T Select Equity VIF, BB&T Special Opportunities Equity VIF, and BB&T Total Return Bond VIF, each dated May 1, 2010:
All BB&T Variable Insurance Funds (“BB&T VIF”)
BB&T Corporation (“BB&T”) has entered into an agreement whereby it will modify its relationship with Sterling Capital Management (“Sterling”). To implement this new arrangement, the Sterling management group has entered into an agreement with BB&T that will reduce and restructure management’s interest (the “Transaction”). Under the Transaction, management will continue to have a substantial profits interest. Following the Transaction, it is expected that BB&T Asset Management, Inc. (“BB&TAM”), a wholly owned subsidiary of BB&T, will merge with and into Sterling (the “Merger” and, together with the Transaction, the “Reorganization”). The Reorganization has been deemed to constitute a change of control of Sterling and BB&TAM.
BB&TAM currently serves as investment adviser to all of the BB&T VIF. Sterling currently serves as investment sub-adviser to the BB&T Total Return Bond VIF. BB&TAM also has entered into an investment sub-advisory agreement with Scott & Stringfellow LLC (“Scott & Stringfellow”) to provide sub-advisory services to BB&T Special Opportunities Equity VIF. The Transaction (in the case of the sub-advisory agreement with respect to the BB&T Total Return Bond VIF) and the Merger (in the case of all of the BB&T VIF) automatically terminates the investment advisory and sub-advisory agreements between BB&TAM and Sterling and the respective BB&T VIF for which each serves as investment adviser or sub-adviser and the sub-advisory agreement between BB&TAM and Scott & Stringfellow.
On June 23, 2010, the Board of Trustees of BB&T VIF (the “Board”) approved a new investment advisory agreement between BB&T VIF, on behalf of each of its series, and Sterling. The Board also approved a new investment sub-advisory agreement between Sterling and Scott & Stringfellow, with respect to BB&T Special Opportunities Equity VIF. The new investment advisory and sub-advisory agreements will become effective with respect to a BB&T VIF upon approval by shareholders of the Fund. The Board of Trustees also approved interim investment advisory and sub-advisory agreements between BB&TAM and Sterling and the respective BB&T VIF for which each serves as investment adviser or sub-adviser and an interim sub-advisory agreement between Sterling and Scott & Stringfellow (the “Interim Agreements”). The Interim Agreements will become effective only if shareholder approval of a new investment advisory or sub-advisory agreement has not been obtained with respect to a Fund before the closing of the Transaction or the Merger, as applicable.
BB&T Total Return Bond VIF
Effective immediately, the first sentence in the third paragraph in the BB&T Total Return Bond VIF Prospectus under the heading “Additional Investment Strategies and Risks — Additional Information About the Funds’ Investments” (including certain minimum credit guidelines for mortgage-backed securities) is deleted.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE
BBT-VIFSUP-6/10